UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 3, 2004

Date of Report (Date of Earliest Event Reported)

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	1-9186 (Commission File Number)	59-2857021 (IRS Employer Identification No.)

24301 Walden Center Drive
Bonita Springs, Florida 34134
(Address of Principal
Executive Office)

(239) 947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE; and ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
PRESS RELEASE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit Number	Title
99.1	Press Release of WCI Communities, Inc., dated August 3, 2004

ITEM 9. REGULATION FD DISCLOSURE; and ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 3, 2004, WCI Communities, Inc. issued a press release announcing its 2004 second quarter earnings for the three month period ended June 30, 2004 (the Press Release). A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K.

The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.
	By:	/S/ JAMES P. DIETZ
		Name:	James P. Dietz
Date: August 3, 2004		Title:	Senior Vice President and Chief Financial Officer